UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 5, 2018

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

OGE Energy Corp. (the "Company") is the parent company of Oklahoma Gas and Electric Company, a regulated electric utility with approximately 842,000 customers in Oklahoma and western Arkansas. In addition, the Company holds a 25.7 percent limited partner interest and a 50 percent general partner interest in Enable Midstream Partners, LP.
On February 5, 2018, Scott Forbes, Controller and Chief Accounting Officer, notified the Company that he intends to resign as the Company’s principal accounting officer, effective as of February 28, 2018. In order to assist the Company and his successor in the transition process, Mr. Forbes has agreed to continue employment with the Company through mid-2018 when he expects to retire from the Company.
On February 8, 2018, the Company appointed Sarah Stafford to succeed Mr. Forbes as its Controller and Chief Accounting Officer, effective March 1, 2018.
Ms. Stafford, 36, joined the Company in October 2016 and has served as Accounting Research Officer where she is involved in accounting research for all aspects of the utility, including regulatory and property accounting. Previously, she served as a Senior Manager in the Assurance practice at Ernst & Young LLP for twelve years, specializing in regulated utility clients. Ms. Stafford received a Bachelor of Science degree in Business Administration, majoring in Accounting, and a Master of Science degree in Accounting from Oklahoma State University in 2004, and holds active license as a Certified Public Accountant.
No change has been made to Ms. Stafford’s compensation in connection with her appointment as Controller and Chief Accounting Officer of the Company.
For further information, see the attached press release which is furnished as Exhibit 99.01 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated February 8, 2018, announcing OGE Energy names Sarah Stafford Controller and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

February 8, 2018